UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

MEDIAVEST, INC.

(Name of Registrant As Specified In Charter)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF
ACTION OF STOCKHOLDERS BY WRITTEN CONSENT

Dear Stockholder:

Notice is hereby given that we have received in lieu of a meeting, written consents from stockholders representing a majority of our outstanding shares of common stock and preferred stock, on an as-converted basis, approving (1) the reincorporation (the “Reincorporation”) of Mediavest, Inc., a New Jersey corporation (“Mediavest” or the “Company”), in Delaware by merger with and into its wholly-owned, newly formed Delaware subsidiary, Mandalay Media, Inc. (“Mandalay”), and (2) the Company’s 2007 Employee, Director and Consultant Stock Plan (the “2007 Plan”).

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

As of the close of business on September 27, 2007, the record date for shares entitled to notice of and to sign written consents in connection with the Reincorporation and the adoption of the 2007 Plan, there were 21,730,000 shares of our common stock, par value $0.0001 per share, issued and outstanding and 100,000 shares of Series A Convertible Preferred Stock, par value $0.0001 per share, issued and outstanding. Each share of our common stock and preferred stock is entitled to one vote. Prior to the mailing of this Information Statement, certain of our stockholders holding a majority of our outstanding common stock and preferred stock, on an as-converted basis, signed written consents approving the Reincorporation and the 2007 Plan. As a result, the Reincorporation and the 2007 Plan has been approved, and neither a meeting of our stockholders nor additional written consents are necessary to effectuate the Reincorporation or adopt the 2007 Plan.

The Reincorporation is intended to be effective at 12:01 a.m., Eastern Standard Time, on or about November 5, 2007. The Reincorporation will result in the following:

•	the Company will be governed by the laws of the State of Delaware and by a new Certificate of Incorporation and new Bylaws prepared in accordance with Delaware law;

•	the corporate name of the Company will change to “Mandalay Media, Inc.”;

•
the Company’s authorized capital stock, consisting of 101,000,000 shares of authorized capital stock, of which  100,000,000 shares are common stock, par value $0.0001 per share, and 1,000,000 shares are preferred stock,  par value $0.0001 per share, will convert to 101,000,000 shares of authorized capital stock of Mandalay,  consisting of 100,000,000 shares of common stock, par value $0.0001 per share, and 1,000,000 shares of  preferred stock, par value $0.0001 per share;

•	the persons currently serving as officers and directors of the Company will continue to serve in their respective capacities after the Reincorporation; and

•
Mandalay will: (i) accede to all of the rights, privileges, immunities and powers of the Company; (ii) acquire and possess all of the property of the Company whether real, personal or mixed; and (iii) assume all of the debts, liabilities, obligations and duties of the Company.

The enclosed Information Statement is first being sent to stockholders on or about October 16, 2007. It is intended to provide certain information regarding the Reincorporation and the 2007 Plan to the stockholders who have not given their written consent to the foregoing actions.

Sincerely yours,
/s/ Robert S. Ellin
Robert S. Ellin,
Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

INFORMATION STATEMENT

MEDIAVEST, INC.
2121 Avenue of the Stars
Suite 2550
Los Angeles, CA 90067
(310) 601-2500

October 16, 2007

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of common stock, par value $0.0001 per share ("Common Stock"), and preferred stock, par value $0.0001 per share (“Preferred Stock”), of Mediavest, Inc., a New Jersey corporation (the "Company"), to notify such Stockholders of the following:

•
On September 27, 2007, the Company received written consents in lieu of a meeting of Stockholders from the holders of 14,300,000 shares of Common Stock, representing approximately 66% of the total issued and outstanding shares of Common Stock, and 100,000 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), representing 100% of the total issued and outstanding shares of Preferred Stock (collectively, the “Majority Stockholders”), approving the reincorporation of the Company from the State of New Jersey to the State of Delaware (the “Reincorporation”); and

•
On September 27, 2007, the Company received written consents in lieu of a meeting of Stockholders from the Majority Stockholders approving the Company’s 2007 Employee, Director and Consultant Stock Plan (the “2007 Plan”).

On September 27, 2007, pursuant to New Jersey Business Corporation Act (“NJBCA”) §14A:6-7.1, the Board of Directors of the Company had unanimously approved the above actions, subject to stockholder approval. The NJBCA permits the majority of the outstanding shares of voting capital stock entitled to vote on a particular matter to approve and authorize actions by written consent of a majority of the shares outstanding as if the actions were undertaken at a duly constituted meeting of our stockholders. The Majority Stockholders approved both the Reincorporation and the 2007 Plan by written consent as set forth above.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Reincorporation or the 2007 Plan.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them. The Board of Directors has fixed the close of business on September 27, 2007 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder. This Information Statement is being mailed on or about October 16, 2007 to all Stockholders of record as of the Record Date.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company had 21,730,000 shares of Common Stock issued and outstanding, and 100,000 shares of Series A Preferred Stock issued and outstanding, consisting of all of the Company’s issued and outstanding capital stock.

On September 27, 2007, the holders of 14,300,000 shares of Common Stock, representing approximately 66% of the shares of Common Stock then outstanding, and 100,000 shares of Series A Preferred Stock, representing 100% of the shares of Preferred Stock then outstanding, executed and delivered to the Company written consents approving the Reincorporation of the Company from the State of New Jersey to the State of Delaware and the 2007 Plan. Because the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement. The NJBCA provides in substance that unless the Company's certificate of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

The following actions were taken based upon the unanimous recommendation of the Company’s Board of Directors (the “Board of Directors”) and the written consent of the Majority Stockholders:

ACTION 1

 REINCORPORATION IN DELAWARE

General Information

The following questions and answers are intended to respond to frequently asked questions concerning the Reincorporation of the Company in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference.

Questions and Answers

Q:	Why is Mediavest reincorporating in Delaware?

A:
Delaware has adopted a General Corporation Law that is generally recognized as one of the most comprehensive and progressive state corporate statutes. Therefore, we believe that the Reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Also, the Delaware courts have provided extensive case law with respect to corporate matters, which will provide the Company greater predictability and reduce certain uncertainties and risks in conducting our business.

Q:	Why isn’t Mediavest holding a meeting of stockholders to approve the Reincorporation?

A:
The Board of Directors has already approved the Reincorporation and has received the written consent of the Majority Stockholders, who represent a majority of our outstanding shares of common stock and preferred stock, on an as-converted basis. Under New Jersey law, this transaction may be approved by the written consent of a majority of the shares entitled to vote thereon. Because we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:	What are the principal features of the Reincorporation?

A:
The Reincorporation will be accomplished by a merger of Mediavest with and into its wholly-owned, newly formed subsidiary, Mandalay Media, Inc., a Delaware corporation, effectively changing our corporate name to “Mandalay Media, Inc.” One new share of the Mandalay common stock will be issued for each share of Mediavest common stock, and one new share of the Mandalay preferred stock will be issued for each share of Mediavest preferred stock that is held by our stockholders at the effective time of the Reincorporation. Following the reincorporation, the shares of Mediavest will cease to trade on the Over-the-Counter Bulletin Board and the shares of Mandalay will begin trading in their place, under the same trading symbol “MVSI.OB”.

Q:	How will the Reincorporation affect my ownership of Mediavest?

A:	After the Reincorporation becomes effective, you will own the same percentage of Mandalay that you owned of Mediavest immediately prior to the Reincorporation.

Q:	How will the Reincorporation affect the officers, directors and employees of Mediavest?

A:	The officers, directors and employees of Mediavest will become the officers, directors and employees of Mandalay after the Reincorporation.

Q:	How will the Reincorporation affect the business of Mediavest?

A:	Mandalay will continue the business of Mediavest at the same locations and with the same assets. Mediavest will cease to exist at the effective time of the Reincorporation.

Q:	How do I exchange stock certificates of Mediavest for stock certificates of Mandalay?

A:	After the Reincorporation, our transfer agent will send you the documents necessary to exchange your stock certificates.

Q:	What happens if I do not surrender my stock certificates of Mediavest?

A:	Although we encourage you to surrender your stock certificates, you are not required to do so in order to continue to have the rights as a stockholder of Mandalay.

Q:	What if I have lost my Mediavest stock certificates?

A:
If you have lost your Mediavest stock certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

American Stock Transfer & Trust Company
59 Maiden Lane - Plaza Level
New York, New York 10038
Attn: Barry Rosenthal
Tel: (718) 921-8380

Q:	Can I require the Company to purchase my stock as a result of the Reincorporation?

A:	Yes. Under New Jersey law, you are entitled to appraisal and purchase of your stock as a result of the Reincorporation. See the section entitled “Dissenters’ Rights of Appraisal.”

Q:	Who will pay the costs of Reincorporation?

A:
The Company will pay all of the costs of the Reincorporation, including the costs of printing and distributing this Information Statement and related legal and accounting services. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the Reincorporation. Each stockholder must pay the costs of exchanging his or her stock certificates for new stock certificates.

Q:	Will I have to pay taxes as a result of the Reincorporation?

A:
We believe that the Reincorporation is not a taxable event and that you will be entitled to the same aggregate basis in the shares of Mandalay that you had in your shares of Mediavest. EVERYONE’S TAX SITUATION IS DIFFERENT, AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECTS OF THE REINCORPORATION.

The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary does not include all of the provisions of the Plan and Agreement of Merger between Mediavest and Mandalay, a copy of which is attached hereto as Exhibit A (the “Merger Agreement”), the Certificate of Incorporation of Mandalay (the “Mandalay Certificate”), a copy of which is attached hereto as Exhibit B, or the Bylaws of Mandalay (the “Mandalay Bylaws”), a copy of which is attached hereto as Exhibit C. Copies of the Restated Certificate of Incorporation, as amended, and the Bylaws of Mediavest (the “Mediavest Certificate” and the “Mediavest Bylaws,” respectively) are available for inspection at the principal office of the Company and copies will be sent to stockholders upon request. THE DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, THE MANDALAY CERTIFICATE, THE MANDALAY BYLAWS, AND THE APPLICABLE PROVISIONS OF NEW JERSEY CORPORATE LAW AND DELAWARE CORPORATE LAW.

Principal Reasons for Reincorporation in Delaware.

We believe that the Reincorporation will give us a greater measure of flexibility and simplicity in corporate governance than is available under New Jersey law and will increase the marketability of our securities. The Delaware General Corporation Law (the “DGCL”) is generally recognized as one of the most comprehensive and progressive state corporate statutes. Accordingly, to the extent the DGCL addresses matters of corporate concern more thoroughly than the corporate statutes of other states and is more reflective of current trends and developments in the business community, by reincorporating the Company in Delaware, the Company (through its successor, Mandalay) will be better suited to take advantage of business opportunities as they arise and to provide for its ever-changing business needs. In addition, there exists in Delaware a substantial body of case law with respect to corporate matters, including the governance of the internal affairs of a corporation and its relationships and contacts with others. This has brought about greater predictability under Delaware law and has therefore reduced the uncertainties and risks commonly associated with resolving disputes of a corporate nature and structuring the internal affairs of a corporation and its relationships and contacts with others. As a result, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that which we are proposing. For these reasons, we believe that the Company’s business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See “Comparison of Significant Provisions of the Corporation Laws of Delaware and New Jersey.”

Principal Features of the Reincorporation.

The Reincorporation will be effected by the merger of Mediavest with and into Mandalay pursuant to the Merger Agreement, resulting in a change in our state of incorporation from New Jersey to Delaware and a change in our corporate name from Mediavest, Inc. to “Mandalay Media, Inc.” Mandalay is currently a wholly-owned subsidiary of Mediavest, incorporated under the DGCL for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective at 12:01 a.m., Eastern Standard time, on or about November 5, 2007 or such later time as the required merger documents have been filed in, and accepted by, Delaware and New Jersey (the “Effective Time”). Following the merger, Mandalay will be the surviving corporation and will operate under the name “Mandalay Media, Inc.”

At the Effective Time:

•
each outstanding share of Mediavest common stock, par value $0.0001 per share (the “Mediavest Common Stock”), will be converted into one share of Mandalay common stock, par value $0.0001 per share (the “Mandalay Common Stock”);

•
each outstanding share of Mediavest preferred stock, par value $0.0001 per share (the “Mediavest Preferred Stock”), will be converted into one share of Mandalay preferred stock, par value $0.0001 per share (the “Mandalay Preferred Stock”), with each share of Series A Preferred Stock of Mediavest converting into one share of the Series A Convertible Preferred Stock, par value $0.0001 per share, of Mandalay;

•
each outstanding share of Mandalay Common Stock or Mandalay Preferred Stock held by Mediavest will be retired and canceled and will resume the status of authorized and unissued Mandalay Common Stock or Mandalay Preferred Stock, as applicable;

•	each share of Mediavest Common Stock and Mediavest Preferred Stock will be cancelled and retired;

•	Mediavest will cease to exist;

•	our corporate name will change to “Mandalay Media, Inc.”; and

•
Mandalay will: (i) accede to all of the rights, privileges, immunities and powers of Mediavest; (ii) acquire and possess all of the property of Mediavest whether real, personal or mixed; and (iii) assume all of the debts, liabilities, obligations and duties of Mediavest.

After the Effective Time, the Company will be governed by the Mandalay Certificate, the Mandalay Bylaws and the DGCL, which include a number of provisions that are not present in the Mediavest Certificate, the Mediavest Bylaws or the NJBCA. Accordingly, as described below, a number of significant changes in stockholders’ rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of stockholders. See “Comparison of Significant Provisions of the Corporation Laws of Delaware and New Jersey.”

No federal or state regulatory requirements must be complied with and no approvals must be obtained in order to consummate the Reincorporation.

Effective Date of Merger.

The effectiveness of the Reincorporation is conditioned upon the filing of a Certificate of Merger with the State of New Jersey and a Certificate of Merger with State of Delaware. We anticipate filing documents in the respective states twenty (20) days after the date of mailing of this Information Statement, at which time the Reincorporation will become effective. As a result of the Reincorporation, we will cease our corporate existence in the State of New Jersey.

Pursuant to the terms of the Merger Agreement, the merger may be abandoned by the Board of Directors of Mediavest and Mandalay at any time prior to the Effective Time. In addition, the Board of Directors of Mediavest may amend the Merger Agreement at any time prior to the Effective Time, but no amendment may, without approval by a majority of the outstanding shares of Mediavest Common Stock and Mediavest Preferred Stock, voting together as a single class, change the consideration to be received in exchange for the Mediavest Common Stock or Mediavest Preferred Stock, change any term of the Mandalay Certificate, or change any of the terms and conditions of the Merger Agreement if such change would adversely affect the holders of Mediavest Common Stock or Mediavest Preferred Stock.

No Change in Business, Management or Board Members.

After the Effective Time, the business operations of Mandalay will continue as they are presently conducted by Mediavest. The members of the Board of Directors of Mandalay will be the same persons presently serving on the Board of Directors of Mediavest. The individuals who will serve as executive officers of Mandalay will be the same persons who currently serve as executive officers of Mediavest. Such persons and their respective positions are set forth below under the caption “Officers and Directors.”

Change in Authorized Capital.

The authorized capital stock of Mandalay will consist of 100,000,000 shares of common stock, par value $0.0001 per share (“Mandalay Common Stock”), and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Mandalay Preferred Stock”), of which 100,000 shares will be designated as Series A Convertible Preferred Stock. The unissued Mandalay Preferred Stock will be issuable in series by action of the Board of Directors. The Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Mandalay Preferred Stock, including preferences and other terms that might discourage takeover attempts by third parties.

Under New Jersey law, a dissenting stockholder of a corporation engaged in certain major corporate transactions may, under certain circumstances, be entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration that he or she would otherwise receive in any such transaction. See the section below entitled “Dissenters’ Rights of Appraisal.”

Exchange of Stock Certificates.

After the Effective Time, and upon surrender for cancellation of a stock certificate representing Mediavest Common Stock or Mediavest Preferred Stock, as applicable (a “Mediavest Stock Certificate”), the holder of such stock certificate will be entitled to receive a stock certificate for Mandalay Common Stock or Mandalay Preferred Stock, as applicable (each, a “Mandalay Stock Certificate”). The Mandalay Stock Certificate will represent that number of shares of Mandalay Common Stock or Mandalay Preferred Stock, as applicable, into which the Mediavest Common Stock or Mediavest Preferred Stock, represented by the surrendered Mediavest Stock Certificate have been converted in the merger, and the surrendered Mediavest Stock Certificate, will be cancelled.

Although we encourage you to exchange your Mediavest Stock Certificates for Mandalay Stock Certificates, holders of Mediavest Common Stock or Mediavest Preferred Stock are not required to do so. Dividends and other distributions declared after the Effective Time with respect to Mandalay Common Stock and Mandalay Preferred Stock, and payable to holders of record thereof after the Effective Time, will be paid to the holder of any unsurrendered Mediavest Stock Certificate with respect to the shares of Mandalay Common Stock or Mandalay Preferred Stock which by virtue of the merger are represented by such Mediavest Stock Certificate. Such holder of an unsurrendered Mediavest Stock Certificate will also be entitled to exercise all voting and other rights as a holder of Mandalay Common Stock or Mandalay Preferred Stock, as applicable.

Dissenters’ Rights of Appraisal.

Dissenters’ rights will be available to stockholders with respect to the Reincorporation and will be governed by Sections 14A:11-1 to 14A:11-3 of the NJBCA. If a stockholder does not approve the Reincorporation, such stockholder will be entitled to dissent. A stockholder who wishes to exercise dissenters’ rights should deliver his written notice of dissent to the Company within 20 days of receipt of this Information Statement, stating that he intends to demand payment for his shares if the Reincorporation is consummated. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under the NJBCA. We will, no later than 10 days after the Reincorporation is effective, send a dissenters’ notice to any stockholders who filed a notice of dissent. The dissenters’ notice will: (i) state where demand for payment must be sent and when and where the share certificates for shares of our Common Stock and Preferred Stock must be deposited; (ii) inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (iii) supply a form for demanding payment; (iv) set a date by which we must receive the demand for payment; and (v) be accompanied by a copy of Sections 14A:11-1 to 14A:11-3 of the NJBCA. Within 20 days after the mailing of the dissenters’ notice, a stockholder wishing to exercise dissenters’ rights must send a written demand for payment of the fair value of his shares of Common Stock and/or Preferred Stock. Not later than 20 days after making such written demand for payment, the stockholder shall submit the certificate(s) representing his Common Stock and/or Preferred Stock to the Company.

Upon filing a notice of election to dissent, a dissenting stockholder will cease to have any of the rights of a stockholder except the right to be paid the fair value of his Company stock pursuant to the NJBCA. If a stockholder loses his dissenters’ rights, either by withdrawal of his demand or otherwise, he will not have the right to receive a cash payment for his Company stock and will be reinstated to all of his rights as a stockholder as they existed at the time of the filing of his demand.

Within 10 days after the expiration of the period within which a stockholder may make written demand to be paid the fair value of his shares, we will mail to each dissenting stockholder: (i) our financial statements for the year ended December 31, 2006; (ii) a statement of the estimate of the fair value; (iii) an explanation of how interest was calculated; and (iv) those other items required by Sections 14A:11-1 to 14A:11-3 of the NJBCA. Upon surrender of the certificate(s) representing such shares, and no later than 30 days after the expiration of the 10 day period, we shall pay to each dissenter who complied with the provisions of Sections 14A:11-1 to 14A:11-3 of the NJBCA the amount we estimate to be the fair value of the shares, plus accrued interest. The fair value of the shares is equal to the value of the shares immediately before the consummation of the merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable. A dissenting stockholder may reject the payment and serve upon the Company, within such 30 day window, a written demand that it commence an action in the New Jersey Superior Court for the determination of the fair value of the shares.

This description is not intended to be complete. If you are considering exercising your dissenters’ rights with respect to the Reincorporation, please review Sections 14A:11-1 to 14A:11-3 of the NJBCA, particularly the steps required to perfect dissenters’ rights, a copy of which is attached hereto as Exhibit D. Failure to take any one of the required steps may result in termination of your dissenters’ rights under New Jersey law. If you are considering dissenting, you should consult with your own legal advisor.

Capitalization.

The authorized capital of Mediavest on the Record Date consisted of 100,000,000 shares of Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, par value $0.0001 per share. As of the Record Date, approximately 21,730,000 shares of Mediavest Common Stock and 100,000 shares of Mediavest Preferred Stock were outstanding, all of which were shares of Series A Preferred Stock. The authorized capital of Mandalay, which will be the authorized capital of the Company after the Reincorporation, consists of 100,000,000 shares of common stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share. After the Effective Time, Mandalay will have approximately 21,730,000 shares of common stock and 100,000 shares of preferred stock issued and outstanding, all of which will be shares of Series A Convertible Preferred Stock. 3,000,000 shares of Mandalay Common Stock will be reserved for issuance under the Company’s 2007 Employee, Director and Consultant Stock Plan. Therefore, at the Effective Time, the Company will have approximately 75,270,000 shares of Mandalay Common Stock and 900,000 shares of Mandalay Preferred Stock available for issuance. The Reincorporation will not affect total stockholder equity or total capitalization of the Company.

The Board of Directors may in the future authorize, without further stockholder approval, the issuance of such available shares to such persons and for such consideration upon such terms, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and other similar terms, as the Board of Directors determines. Such issuance could result in significant dilution of the voting power and, possibly, the stockholders’ equity, of then-existing stockholders. The Board of Directors believes it prudent to have shares of Mandalay Preferred Stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

The issuance of additional authorized Mandalay Common Stock or Mandalay Preferred Stock may have the effect of deterring or preventing persons seeking to take control of Mandalay through a tender offer, proxy contest or otherwise or from causing removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of Mandalay Common Stock or Mandalay Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Comparison of Significant Provisions of the Corporation Laws of Delaware and New Jersey.

After the Effective Time, the stockholders of Mediavest, whose rights currently are governed by New Jersey law and the Mediavest Certificate and Mediavest Bylaws, will become stockholders of Mandalay, and their rights as stockholders will then be governed by Delaware law and the Mandalay Certificate and Mandalay Bylaws.

Although the corporate statutes of New Jersey and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of Mediavest, are summarized below. This summary is not intended to be complete, and stockholders should refer to the New Jersey General Corporation Law and the Delaware General Corporation Law to understand how these laws apply to Mediavest and Mandalay.

Annual Meetings. Under Delaware law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. Similarly, under New Jersey law, if the annual meeting is not held for a period of 30 days after the date so designated, or if no such date has been designated for a period of 13 months after the organization of the corporation or after its last annual meeting, then the Superior Court of New Jersey may summarily order a meeting and/or the election of directors to be held, upon application of any shareholder.

Special Meetings of Stockholders. New Jersey law provides that a special meeting of shareholders may be called by the president, the board of directors or by such other officers, directors or shareholders as may be provided in the bylaws. Upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called. The Mediavest Bylaws provide that special meetings may be called by the Chairman of the Board of Directors, the President, the Secretary, or a majority of the Board of Directors. A special meeting may also be called by the President or Secretary upon the written request of stockholders who together own of record 25% of the outstanding stock of all classes entitled to vote at such meeting. Delaware law permits special meetings of stockholders to be called by the Board of Directors or by any other person authorized in the certificate of incorporation or bylaws to call a special meeting. The Mandalay Bylaws provide that the Board of Directors or the record holders of at least a majority of the issued and outstanding shares may call a special meeting of the stockholders.

Actions by Written Consent of Stockholders. New Jersey law and Delaware law each provide that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under New Jersey law, a proxy is effective only for a period of eleven months unless the proxy expressly provides for a longer period.

Removal of Directors. Under New Jersey law, a director may be removed for cause or, unless otherwise provided in the certificate of incorporation, without cause by the shareholders by the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote for the election of directors. The Mediavest Bylaws further provide that a director may be removed, with or without cause, by a vote of a majority of the Board of Directors. Under Delaware law and the Mandalay Bylaws, directors of a corporation may be removed from office, with or without cause, by the holders of a majority of shares then entitled to vote at an election of directors. The Reincorporation will not alter stockholders’ rights with respect to the removal of directors.

Vacancies in Directors. Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the Board of Directors, vacancies on the Board of Directors may be filled by the vote of a majority of the remaining directors then in office, even if less than a quorum. Under New Jersey law, unless the certificate of incorporation or bylaws provide otherwise, all vacancies, including those caused by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. The Mediavest Bylaws and the Mandalay Bylaws also both provide that vacancies on the Board of Directors may be filled by vote of the stockholders. The Reincorporation will not alter stockholders’ rights with respect to filling director vacancies.

Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

New Jersey law permits cumulative voting in the election of directors if the certificate of incorporation provides for cumulative voting and certain procedures for the exercise of cumulative voting are followed. Delaware law also permits cumulative voting if provided for in the certificate of incorporation. The Mediavest Certificate does not provide for the right of cumulative voting, and the Mandalay Bylaws expressly deny the right of cumulative voting in the election of directors. Because neither Mediavest nor Mandalay utilizes cumulative voting, there will be no difference in stockholders’ rights with respect to this issue.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and New Jersey have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. The Mediavest Certificate requires indemnification of Mediavest’s directors and officers to the fullest extent permitted under applicable law. New Jersey law provides that a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under New Jersey law, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. Expenses incurred by a director, officer, employee or agent in connection with such a proceeding may be paid by the corporation in advance of the final disposition of the proceeding as authorized by the board of directors upon receipt of an undertaking by or on behalf of such individual to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified as provided for under New Jersey law. The indemnification and advancement of expenses provisions under New Jersey law are not exclusive of any other rights to which a director, officer, employee or agent may be entitled under the corporation’s certificate of incorporation or bylaws.

Similarly, the DGCL authorizes broad indemnification rights which corporations may provide to their directors, officers, employees and other corporate agents. Delaware law generally permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. The determination must be made, in the case of an individual who is a director or officer at the time of determination, by: a majority of the directors who are not parties to the action, suit or proceeding, even though less than a quorum; a committee of these directors designated by a majority vote of these directors, even though less than a quorum; independent legal counsel, regardless of whether a quorum of these directors exists; or a majority vote of the stockholders, at a meeting at which a quorum is present. The Mandalay Certificate requires indemnification of Mandalay’s directors and officers to the fullest extent permitted under applicable law, with respect to expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement, actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Mandalay or is or was serving at the request of Mandalay as a director or officer of another entity, employee benefit plan or other enterprise.

The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding. Delaware law provides that expenses incurred by an officer or director in defending any proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. The Mandalay Certificate provides for such mandatory advancement. Directors and officers will not be indemnified for expenses or liabilities incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Mandalay. Under the DGCL and the Mandalay Bylaws, Mandalay may provide the same indemnification to its employees and agents as it provides to its directors and officers. Under Delaware law, rights to indemnification need not be limited to those provided by statute. As a result, under Delaware law and the Mandalay Certificate, Mandalay will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a bylaw provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those expressly provided for under New Jersey or Delaware law. In addition, the Mandalay Certificate and Mandalay Bylaws authorize Mandalay to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor, seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general, it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if immaterial to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant, he may incur substantial expenses and attorneys’ fees if he is called as a witness or otherwise becomes involved in the proceeding. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he or she may become involved may exceed any benefit to such person from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The broad scope of indemnification now available under Delaware law will permit Mandalay to continue to offer its directors and officers protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Mandalay’s ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Mandalay with regard to the best interests of Mandalay and its stockholders.

The Board of Directors recognizes that Mandalay may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Mandalay Certificate, which are intended to be as broad as possible under applicable law.

Limitation on Personal Liability of Directors. New Jersey law permits a corporation to include a provision which eliminates or limits the personal liability of a director or officer to a corporation or its shareholders for monetary damages for breach of any duty owed to the corporation or its shareholders, provided that no such provision may eliminate or limit the liability of a director for any breach of duty based upon an act or omission (i) in breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law, or (iii) resulting in receipt by such person of an improper personal benefit. The Mediavest Certificate limits the liability of directors to Mediavest to the fullest extent permitted by New Jersey law.

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Mandalay Certificate will limit the liability of directors to Mandalay to the fullest extent permitted by Delaware law. The Board of Directors believes that such provision will better enable Mandalay to attract and retain as directors effective individuals with the experience and background required to direct Mandalay’s business and affairs.

Directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insured against losses a corporation may suffer as a consequence of the directors’ good faith exercise of business judgment, even if, in retrospect, the directors’ decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the “business judgment rule.” This rule offers protection to directors who, after reasonable investigation and deliberation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors’ business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently, legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director. The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without adequate protection and because of the deterrent effect on entrepreneurial decision-making by directors who serve without such protection. In response, the Delaware General Assembly has adopted provisions of the DGCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its stockholders for monetary damages for breach of their fiduciary duties.

The Board of Directors believes that the limitation on directors’ liability permitted under Delaware law will assist Mandalay in attracting and retaining qualified directors by limiting directors’ exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Mandalay, as Article IX of the Mandalay Certificate provides that to the fullest extent that the DGCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Mandalay or its stockholders for monetary damages for breach of fiduciary duty. Under this provision, Mandalay’s directors will not be liable for monetary damages for acts or omissions occurring after the Effective Time of the Reincorporation, even if they should fail to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties) through negligence or gross negligence.

Article IX of the Mandalay Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Time. As provided under Delaware law, Article IX cannot eliminate or limit the liability of directors for:

•	breaches of their duty of loyalty to Mandalay;

•	acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;

•	paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL; or

•	transactions from which a director derived an improper personal benefit.

Further, Article IX would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director’s duty of care. Article IX pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article IX would not affect a director’s liability to third parties or under the federal securities laws.

The Board of Directors recognizes that Article IX may reduce the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their fiduciary duties, even though such an action, if successful, might benefit Mandalay and its stockholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly-held corporations, the Board of Directors believes that Article IX is in the best interests of Mandalay and its stockholders, because it should enhance our ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision-making. In addition, the Board of Directors believes that Article IX may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors’ liability insurance, should the Company desire to acquire such insurance for the protection of directors. The Board of Directors believes that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of our corporate governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights.

Dividends. Delaware law is more restrictive than New Jersey law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. New Jersey law provides that, subject to any restrictions in the certificate of incorporation, a corporation may pay a dividend at the discretion of its board of directors. In addition, New Jersey law prohibits a corporation from repurchasing or redeeming its shares if: (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities; (ii) after giving effect to such repurchase or redemption, the corporation would have no equity outstanding; (iii) the redemption price exceeded that specified in the securities acquired plus, in the case of shares entitled to cumulative dividends, the dividends which would have accrued to the next dividend date following the date of acquisition; or (iv) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation.

Amendment to Certificate Incorporation and Bylaws. In general, both Delaware law and New Jersey law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate of incorporation. Both Delaware law and New Jersey law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class of stock may be required to amend the certificate of incorporation. While Delaware law provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by Delaware law, New Jersey law provides that the certificate of incorporation may require a greater vote than would otherwise be required under New Jersey law. Neither state requires stockholder approval for the Board of Directors of a corporation to fix the rights, powers and preferences of a class of stock, if the corporation’s organizational documents grant such power to its Board of Directors. Both the Mediavest Certificate and the Mandalay Certificate grant this power to the Board of Directors with respect to the preferred stock of Mediavest and Mandalay, respectively. The Mediavest Bylaws provide that they may be amended by majority vote of the Board of Directors or by a majority vote of the holders of outstanding shares entitled to vote. The Mandalay Bylaws provide that they may be amended by the vote of the Board of Directors or holders of a majority of the shares then entitled to vote.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both Delaware law and New Jersey law require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the Board of Directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if:

•	the merger agreement does not amend the existing certificate of incorporation;

•	each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and

•	either none or a limited number of shares of common stock of the surviving corporation are issued under the plan of merger.

New Jersey law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances, although there is no requirement that either none or a limited number of shares of common stock are issued under the plan of merger. However, New Jersey law does require that the number of voting shares and participating shares outstanding immediately after the merger, plus the number of voting shares and participating shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 40% the total number of voting shares or participating shares, as applicable, of the surviving corporation outstanding immediately before the merger.

Defenses Against Hostile Takeovers. Section 203 of the DGCL contains certain “anti-takeover” provisions that apply to a Delaware corporation unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Section 203 prohibits a corporation from engaging in any “business combination” with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

•
the Board of Directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

•
after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

•
at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation’s stock if it was as a result of action taken solely by the corporation.

New Jersey law provides, among other things, that any person making an offer to purchase in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10% of any class of equity securities) of any corporation or other issuer of securities organized under the laws of New Jersey must, 20 days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety (the "Bureau"). These provisions do not apply to an offer as to which the target company's board of directors recommends acceptance to its shareholders.

Such a takeover bid may not proceed until after the receipt by the filing party of the Bureau's permission. Such permission may not be denied unless the Bureau, after a public hearing, finds that (i) the financial condition of the offeror is such as to jeopardize the financial stability of the target company or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the security holders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's business, corporate structure, or management are not in the interest of the target company's remaining security holders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining security holders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of Chapter 10A of the New Jersey Business Corporation Act.

The New Jersey Shareholder Protection Act, adopted in 1986, restricts "business combinations" between a resident domestic corporation and its interested stockholders. An "interested stockholder" generally is (i) a person that beneficially owns 10% or more of the voting power of the corporation, or (ii) an affiliate or associate of the corporation that held a 10% or greater beneficial ownership interest at any time within the prior five years. A "business combination" includes any merger or consolidation of the resident business corporation or any of its subsidiaries with the interested stockholder or an entity affiliated or associated with the interested stockholder. Business combinations also include any sale, lease or other disposition to or with the interested stockholder of more than 10% of the corporation's assets by value; the issuance or transfer to the interested stockholder of stock with a value greater than 5% of the corporation's outstanding stock; the adoption of a plan of liquidation or dissolution pursuant to an arrangement or agreement with the interested stockholder or its affiliate or associate; and various other significant transactions.

The Shareholder Protection Act does not apply to a business combination with an interested stockholder if the corporation was not listed on a national securities exchange at the time the interested stockholder acquired his or its 10% interest in the company (the "stock acquisition date"). Otherwise, the Shareholder Protection Act generally prohibits a resident domestic corporation from engaging in a business combination with an interested stockholder for a period of five years following the stock acquisition date unless the business combination is approved by the corporation's board of directors prior to the stock acquisition date.

Unless it falls under certain excluded categories of transactions, a business combination with an interested stockholder is also prohibited unless any one of the following three conditions are satisfied:

▪	the board of directors approves the business combination prior to the stock acquisition date;

▪
if the business combination occurs more than five years from the stock acquisition date, the holders of two-thirds of the corporation's voting stock not beneficially owned by the interested stockholder approve the business combination by an affirmative vote; or

▪
if the business combination occurs more than five years from the stock acquisition date, the transaction meets certain requirements designed to ensure, among other things, that the shareholders unaffiliated with the interested stockholder receive for their shares the higher of (i) the maximum price paid by the interested stockholder during the five years preceding the announcement date or the date the interested stockholder became such, whichever is higher, or (ii) the market value of the corporation's common stock on the announcement date or the interested stockholder's stock acquisition date, whichever yields a higher price.

Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Delaware law and New Jersey law require that the Board of Directors of a corporation consist of one or more members and that the number of directors be set by the corporation’s bylaws, unless it is set by the corporation’s certificate of incorporation. The Mediavest Bylaws provide that the number of directors will be no less than one. The power to determine the number of directors and the power to fill any unoccupied seat or vacancies, is vested in the Board of Directors. The Mandalay Bylaws provide that the number of directors will be determined from time to time by the Board of Directors. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation or removal, is vested in the Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of Mandalay, for example, through an increase in the number of the directors and election of nominees to fill the newly created vacancies, and thus makes it more likely that existing management will continue in office.

Interested Director Transactions. Under Delaware law, contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

New Jersey law does not automatically void contracts or transactions between a corporation and one of the corporation’s directors. Under New Jersey law, a contract or transaction may not be voided solely because:

•	the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

•	an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

•	the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Contracts or transactions such as those described above are permissible if:

•
the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approve or ratify the contract or transaction in good faith by unanimous written consent or by affirmative vote of a majority of the disinterested directors;

•	the fact of the common directorship or interest is disclosed to the stockholders and they authorize, approve or ratify the contract or transaction; or

•	the contract or transaction is fair and reasonable as to the corporation at the time it is authorized or approved.

Appraisal Rights.

Under both Delaware and New Jersey law, a dissenting stockholder of a corporation engaged in certain major corporate transactions may, under certain limited circumstances, be entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash in the amount of the fair market value of his or her shares (as determined by agreement of the parties or a court), in lieu of the consideration that he or she would otherwise receive in any such transaction.

Under Delaware law, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation’s assets or an amendment to the corporation’s certificate of incorporation. Moreover, Delaware law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation provides otherwise, to the owners of shares of a corporation that, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the merger or consolidation, is either:

•	listed on a national securities exchange; or

•	held of record by more than 2,000 stockholders;

unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation or shares of stock of any other corporation listed on a national securities exchange or held of record by more than 2,000 holders.

In addition, Delaware law denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. Under Delaware law, no vote of the stockholders of a surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met.

New Jersey law provides that stockholders of a corporation are entitled to dissent from and obtain payment of the fair market value of his or her shares in the event of the following corporate transactions:

•	consummation of a plan of merger or consolidation to which the New Jersey corporation is a party, provided that approval by stockholders of the surviving corporation is required for the merger; or

•
consummation of any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation.

However, appraisal rights are not provided in such transactions, unless the certificate of incorporation provides otherwise:

•	to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 1,000 stockholders;

•	to stockholders who receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 stockholders; or

•
where, pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to stockholders, such stockholders receive cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 stockholders.

Federal Income Tax Consequences of the Reincorporation.

The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation that are applicable to you as a Company stockholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reincorporation. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Company stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Company shares as part of a hedge, straddle or conversion transaction; a person that does not hold Company shares as a capital asset at the time of the Reincorporation; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Company will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reincorporation or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reincorporation to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

It is expected that the Reincorporation will have the following U.S. federal income tax consequences:

•
no gain or loss will be recognized by Mediavest, Mandalay or the stockholders of Mediavest who receive Mandalay Common Stock or Mandalay Preferred Stock in exchange for their Mediavest Common Stock or Mediavest Preferred Stock, as applicable, in connection with the Reincorporation;

•
the aggregate adjusted tax basis of Mandalay Common Stock or Mandalay Preferred Stock received by a stockholder of Mediavest as a result of the Reincorporation will be the same as the stockholder’s aggregate adjusted tax basis in the shares of Mediavest Common Stock or Mediavest Preferred Stock, as applicable, converted into such Mandalay Common Stock or Mandalay Preferred Stock; and

•
a stockholder who receives Mandalay Common Stock or Mandalay Preferred Stock pursuant to the Reincorporation will include in its holding the holding period of his Mediavest Common Stock or Mediavest Preferred Stock, as applicable. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above.

YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE CONSEQUENCES OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACTION 2
2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

On September 27, 2007, the Board of Directors and the Majority Stockholders approved the 2007 Employee, Director and Consultant Stock Plan (the “2007 Plan”). Under the 2007 Plan, employees, directors and consultants of the Company (the “Eligible Participants”) may be issued stock awards as compensation for their services to the Company. The 2007 Plan authorizes and entitles the Company to issue to Eligible Participants awards to purchase up to 3,000,000 shares of Common Stock. The 2007 Plan will continue in effect until September 27, 2017.

Our 2007 Plan provides that no participant may receive awards for more than 500,000 shares of Common Stock in any fiscal year. Shares of Common Stock reserved for awards under the 2007 Plan that are forfeited or are canceled will be added back to the share reserve available for future awards. However, shares of Common Stock tendered in payment for an award or shares of Common Stock withheld for taxes will not be available again for grant.

Our Board of Directors and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2007 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and shareholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the 2007 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors and to give us the flexibility we need to make various types of awards in light of the recent changes in tax and accounting rules relating to equity-based compensation.

The 2007 Plan is required to be approved by our stockholders in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code and (ii) continued eligibility to receive a federal income tax deduction for the compensation to be received by our named executive officers upon the exercise of stock options to be issued under the 2007 Plan by complying with Rule 162(m) of the Code.

The following is a brief summary of the 2007 Plan. This summary is qualified in its entirety by reference to the text of the 2007 Plan, a copy of which is attached as Exhibit E to this Information Statement.

Material Features of our 2007 Plan

The 2007 Plan will allow us, under the direction of the Board of Directors and any committee to which the Board of Directors delegates its authority, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors (approximately 8 people) who, in the opinion of the Board of Directors, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and shareholder interests, and to closely link compensation with Company performance. The 2007 Plan will provide an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our shareholders.

Stock Options. Stock options granted under the 2007 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant, unless it is a non-qualified stock option the terms of which comply with the requirements of Section 409A of the Code, or it is granted to a consultant to whom Section 409A does not apply. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular shareholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The 2007 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and restricted stock unit awards.

2007 Plan Administration. In accordance with the terms of our 2007 Plan, our Board of Directors will administer the 2007 Plan. The Board of Directors may delegate part of its authority and powers under our 2007 Plan to a committee of the Board of Directors, but only the Board of Directors (or a sub-committee thereof) may make awards to participants who are directors or executive officers of Mediavest, Inc. or consultants to Mediavest, Inc. In accordance with the provisions of the 2007 Plan, the Board of Directors, or its designee, will determine the terms of awards, including:

•	which employees, directors and consultants will be granted awards;
•	the number of shares subject to each award;
•	the vesting provisions of each award;
•	the termination or cancellation provisions applicable to awards; and
•	all other terms and conditions upon which each award may be granted in accordance with the 2007 Plan.

In addition, our Board of Directors may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2007 Plan, (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant and (iii) any such amendment of any option shall be made only after a determination as to whether such amendment would cause any adverse tax consequences for the holder of any option including, but not limited to, pursuant to Section 409A of the Code.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions pursuant to our 2007 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;
•	upon written notice to a participant provide that the participant's unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;
•
in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options; and/or

•
provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our 2007 Plan may be amended by our shareholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires shareholder approval as required by stock market rules, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such shareholder approval. Our 2007 Plan expires on September 27, 2017.

Federal Income Tax Consequences

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2007 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2007 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

•
Incentive Stock Options: Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income" of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

• Non-Qualified Options:

•
Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

•
A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee's compensation income.

•
An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

• Stock Grants:

•
With respect to stock grants under our 2007 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

•
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

• Stock Units:

•
The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The amounts of grants under the 2007 Plan are not determinable and will be granted at the sole discretion of the Board of Directors, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2007 Plan or the amount or types of any such awards and no such awards have been granted to date.

On October 15, 2007, the closing market price per share of our common stock was $3.35, as reported by the Over-the-Counter Bulletin Board.

EXECUTIVE COMPENSATION

The current officers and directors are: (i) Robert S. Ellin, Chief Executive Officer and Chairman of the Board of Directors, (ii) James F. Lefkowitz, President, (iii) Jay A. Wolf, Chief Operating Officer, Chief Financial Officer, Secretary and Director, (iv) Peter Guber, Co-Chairman of the Board of Directors, (v) Paul Schaeffer, Vice Chairman of the Board of Directors, (vi) David Chazen, Director and (vii) Barry Regenstein, Director. The following table sets forth the compensation paid during our last fiscal year to our “Principal Executive Officer” and two other named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
		($)		($)	($)	($)	($)	($)	($)		($)
Robert S. Ellin, Chief Executive Officer	2006	-		-	-	-	-	-	107,000	(2)	107,000	(2)
Jay A. Wolf, Chief Operating Officer, Chief Financial Officer and Secretary	2006	-		-	-	-	-	-	107,000	(3)	107,000	(3)
David Chazen, President	2006	40,000	(1)	-	-	-	-	-	0	(4)	40,000

(1) Mr. Chazen was paid $10,000 per month for his services as our President from August 3, 2006 until January 31, 2007, when Mr. Chazen became a partner in Trinad Advisors II, an affiliate of Trinad.

(2) Mr. Ellin is a principal of Trinad Management, LLC. On September 14, 2006, we entered into a Management Agreement with Trinad Management pursuant to which we will pay Trinad Management a management fee of $90,000 per quarter, plus reimbursement of all expenses reasonably incurred by Trinad Management in connection with the provision of management services. Either party may terminate with prior written notice. However, in the event the company terminates the Management Agreement, we shall pay to Trinad a termination fee of $1,000,000.

(3) Mr. Wolf is a principal of Trinad Management, LLC. On September 14, 2006, we entered into a Management Agreement with Trinad Management pursuant to which we will pay Trinad Management a management fee of $90,000 per quarter, plus reimbursement of all expenses reasonably incurred by Trinad Management in connection with the provision of management services. Either party may terminate with prior written notice. However, in the event the company terminates the Management Agreement, we shall pay to Trinad a termination fee of $1,000,000.

(4) Mr. Chazen was granted, for his services as a director, a warrant to purchase 150,000 shares of our common stock, having an exercise price of $2.50 and an expiration date of August 2, 2008.

On February 8, 2005, Robert S. Ellin became the Chairman of the Board of Directors, our Chief Executive Officer and President, Jay A. Wolf became a director, our Chief Financial Officer, Chief Operating Officer and Secretary, and Barry Regenstein became a director. On August 3, 2006, upon the appointment of Mr. David Chazen as President and a member of the Board of Directors, we agreed to compensate him for his services as President at a rate of $10,000 per month. This compensation was terminated on January 31, 2007 when Mr. Chazen became a partner in Trinad Advisors II, an affiliate of Trinad. In addition, Mr. Chazen was granted, for his services as a director, a warrant to purchase 150,000 shares of our common stock, having an exercise price of $2.50 and an expiration date of August 2, 2008. On August 3, 2006, Mr. Barry Regenstein was granted, for his services as a director, a warrant to purchase 50,000 shares of our common stock, having an exercise price of $2.50 and an expiration date of August 2, 2008. The warrants granted to Messrs. Chazen and Regenstein contain standard piggyback registration rights. We recognized approximately $111,000 of stock-based compensation expense related to the issuance of such warrants.

We have no further plans for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our Board of Directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

On September 14, 2006, we entered into a Management Agreement with Trinad Management, LLC, an affiliate of Trinad Capital Master Fund Ltd., which is one of our principal shareholders. Pursuant to the terms of the Management Agreement, which is for a term of 5 years, Trinad Management will provide certain management services, including, without limitation the sourcing, structuring and negotiation of a potential business combination transaction involving the company. We have agreed to pay Trinad a management fee of $90,000 per quarter, plus reimbursement of all expenses reasonably incurred by Trinad in connection with the provision of management services. Either party may terminate with prior written notice. However, in the event the company terminates the Management Agreement, we shall pay to Trinad a termination fee of $1,000,000. Management fee expenses for the year ended December 31, 2006 totaled $107,000.

Other than as described above, there are no management agreements with our directors or executive officers and we do not anticipate that written agreements will be put in place in the foreseeable future.

We have no plans or arrangements with respect to remuneration received or that may be received by our named executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of September 27, 2007 by (i) each of our directors, (ii) each named executive officer in the Summary Compensation Table in the Executive Compensation Section, (iii) all persons, including groups, known to us to own beneficially more than five percent (5%) of the outstanding common stock, and (iv) all current executive officers and directors as a group. As of September 27, 2007, there were a total of 21,730,000 shares of Common Stock outstanding.

Name and Address of Owner (1)	Number of Shares Beneficially Owned(2)	Percentage Owned

Lyrical Partners, L.P. (3) 405 Park Avenue, 6th Floor New York, NY 10022	3,000,000	12.9%

David E. Smith(4) 888 Linda Flora Drive Los Angeles, CA 90049	4,000,000	16.9%

Robert S. Ellin(5)	9,400,000	43.1%

Jay A. Wolf(6)	9,400,000	43.1%

David Chazen(7)	150,000	*

Barry I. Regenstein(8)	50,000	*

Peter Guber(9)	4,500,000	20.7%

Paul Schaeffer(10)	500,000	2.30%

All current directors and named executive officers as A group (four persons)	14,600,000	66.3%

*None.

(1) Except as otherwise indicated, the address of each of the following persons is c/o Mediavest, Inc., 2121 Avenue of the Stars, Suite 2550, Los Angeles, CA 90067.

(2) Except as specifically indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or rights held by that person that are currently exercisable or exercisable, convertible or issuable within 60 days of April 16, 2007, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3) Lyrical Multi-Manager Fund, LP beneficially owns 2,000,000 units (1,000,000 of which are shares of common stock and 1,000,000 of which are shares of common stock issuable upon conversion of warrants held by Lyrical Multi-Manager Fund, LP) and Lyrical Multi-Manager Offshore Fund Ltd. beneficially owns 1,000,000 units (500,000 of which are shares of common stock and 500,000 of which are shares of common stock issuable upon conversion of warrants held by Lyrical Multi-Manager Offshore Fund Ltd.) of the company. Lyrical Partners, L.P., as the investment manager of Lyrical Multi-Manager Fund, LP and Lyrical Multi-Manager Offshore Fund Ltd., has the sole power to vote and dispose of the 3,000,000 shares of common stock held collectively by Lyrical Multi-Manager Fund, LP and Lyrical Multi-Manager Offshore Fund Ltd.  This information is based solely on a Schedule 13D filed by Jeffrey Keswin with the SEC on February 13, 2007, which reported ownership as of September 12, 2006.

(4) David E. Smith beneficially owns 4,000,000 units, consisting of 2,000,000 shares of common stock of the company and 2,000,000 warrants to purchase one share of common stock. This information is based solely on a Schedule 13D filed by David E. Smith with the SEC on November 27, 2006, which reported ownership as of September 25, 2006.

(5) Consists of 9,300,000 shares of common stock held by Trinad Capital Master Fund, Ltd. and 100,000 shares of common stock issuable upon conversion of 100,000 shares of Series A Convertible Preferred Stock held by Trinad Management, LLC. Trinad Management, LLC is an affiliate of, and provides investment management services to, Trinad Capital Master Fund, Ltd. Robert Ellin and Jay Wolf are the managing members of Trinad Management, LLC. As a result, each may be deemed indirectly to beneficially own an aggregate of 9,400,000 shares of common stock. Mr. Ellin disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(6) Consists of 9,300,000 shares of common stock held by Trinad Capital Master Fund, Ltd. and 100,000 shares of common stock issuable upon conversion of 100,000 shares of Series A Convertible Preferred Stock held by Trinad Management, LLC. Trinad Management, LLC is an affiliate of, and provides investment management services to, Trinad Capital Master Fund, Ltd. Robert Ellin and Jay Wolf are the managing members of Trinad Management, LLC. As a result, each may be deemed indirectly to beneficially own an aggregate of 9,400,000 shares of common stock. Mr. Wolf disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(7) Consists of a warrant to purchase 150,000 shares of our common stock.

(8) Consists of a warrant to purchase 50,000 shares of our common stock.

(9) Consists of 4,500,000 shares of common stock. The securities indicated are held indirectly by Mr. Guber through the Guber Family Trust for which he serves as a trustee. Mr. Guber disclaims beneficial ownership of these securities except to the extent of his pecuniary interest.

(10) Consists of 500,000 shares of common stock. The securities indicated are held indirectly by Mr. Schaeffer through the Paul and Judy Schaeffer Living Trust for which he serves as a trustee. Mr. Schaeffer disclaims beneficial ownership of these securities except to the extent of his pecuniary interest.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company’s change of state of incorporation or the approval and adoption of the 2007 Plan that differs from that of other shareholders of the Company. No director of the Company opposed the Reincorporation or the approval and adoption of the 2007 Plan.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation and any other factors discussed in our filings with the SEC.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (310) 601-2500, or by mail to our address at 2121 Avenue of the Stars, Suite 2550, Los Angeles, CA 90067.

MISCELLANEOUS

Mediavest requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Mediavest Common Stock, and Mediavest will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from Mediavest’s transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane - Plaza Level, New York, New York  10038, Attn: Barry Rosenthal, Tel: (718) 921-8380.

EXHIBIT INDEX

A.	PLAN AND AGREEMENT OF MERGER

B.	CERTIFICATE OF INCORPORATION OF MANDALAY MEDIA, INC.

C.	BYLAWS OF MANDALAY MEDIA, INC.

D.	NEW JERSEY BUSINESS CORPORATION ACT SECTIONS 14A:11-1 THROUGH 14A:11-3

E.	2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

EXHIBIT A

PLAN AND AGREEMENT OF MERGER

THIS PLAN AND AGREEMENT OF MERGER (this “Agreement”), dated as of September 27, 2007, is made and entered into by and between MANDALAY MEDIA, INC., a Delaware corporation (“Mandalay”), and MEDIAVEST, INC., a New Jersey corporation (“Mediavest”).

WITNESSETH:

WHEREAS, Mandalay is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on September 14, 2007;

WHEREAS, Mediavest is a corporation duly organized and existing under the laws of the State of New Jersey, having been incorporated on November 6, 1998; and

WHEREAS, the Boards of Directors and the stockholders representing at least a majority of the outstanding shares of voting capital stock entitled to vote of Mandalay and Mediavest, have approved this Agreement under which Mediavest shall be merged with and into Mandalay with Mandalay being the surviving corporation (such merger being hereinafter referred to as the “Merger”).

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Mediavest shall be merged with and into Mandalay on the terms and conditions hereinafter set forth.

ARTICLE I
MERGER

Effective the later to occur of (i) 12:01 a.m. Eastern Standard time, on or about November 5, 2007, or (ii) the time the Certificate of Merger is accepted for filing in New Jersey and the Certificate of Merger is accepted for filing in Delaware (the “Effective Time”), Mediavest shall be merged with and into Mandalay in accordance with the Delaware General Corporation Law (“DGCL”) and the Business Corporation Act of the State of New Jersey (“NJBCA”), and the separate existence of Mediavest shall cease and Mandalay (hereinafter sometimes referred to as the “Surviving Corporation”) shall continue to exist under the name of Mandalay by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be 615 South Dupont Highway, City of Dover, County of Kent. The name of the Surviving Corporation’s registered agent at such address is National Corporate Research, Ltd.

ARTICLE II
CERTIFICATE OF INCORPORATION
OF THE SURVIVING CORPORATION

The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Mandalay without change, as in effect immediately prior to the Effective Time, unless and until thereafter amended as provided by applicable law. A copy of the Certificate of Incorporation of Mandalay is attached hereto as Exhibit A.

ARTICLE III
BYLAWS OF THE SURVIVING CORPORATION

The Bylaws of Mandalay shall be the Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time without change, unless and until amended or repealed in accordance with applicable law.

ARTICLE IV
EFFECT OF MERGER ON STOCK
OF CONSTITUENT CORPORATIONS

4.01 At the Effective Time, each authorized share of common stock of Mediavest, consisting of 100,000,000 shares of Common Stock, par value $0.0001 per share (the “Mediavest Common Stock”), of which 21,730,000 shares are, as of the date hereof, issued and outstanding, shall be converted into one (1) share of common stock, par value $0.0001 per share, of the Surviving Corporation (the “Mandalay Common Stock”).

4.02 At and after the Effective Time, each share of Mediavest Common Stock shall be cancelled and retired and, by virtue of the Merger and without further action, shall cease to exist.

4.03 At the Effective Time, each authorized share of preferred stock of Mediavest, consisting of 1,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Mediavest Preferred Stock”), of which 100,000 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Mediavest Series A Preferred Stock”), are, as of the date hereof, issued and outstanding, shall be converted into one (1) share of preferred stock, par value $0.0001 per share, of the Surviving Corporation (the “Mandalay Preferred Stock”), with each share of Mediavest Series A Preferred Stock converting into one (1) share of the Series A Convertible Preferred Stock, par value $0.0001 per share, of Mandalay.

4.04 At and after the Effective Time, each share of Mediavest Preferred Stock shall be cancelled and retired and, by virtue of the Merger and without further action, shall cease to exist.

4.05 At and after the Effective Time, all documentation which prior to that time evidenced and represented Mediavest Common Stock or Mediavest Preferred Stock, as applicable, shall be deemed for all purposes to evidence ownership of and to represent those shares of Mandalay Common Stock or Mandalay Preferred Stock, as applicable, into which the Mediavest Common Stock or Mediavest Preferred Stock, as applicable, represented by such documentation has been converted as herein provided and shall be so registered on the books and records of Mandalay. The registered owner of any outstanding stock certificate evidencing Mediavest Common Stock or Mediavest Preferred Stock, as applicable, shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Mandalay or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Mandalay Common Stock or Mandalay Preferred Stock, as applicable, evidenced by such outstanding certificate as above provided.

ARTICLE V
CORPORATE EXISTENCE, POWERS AND
LIABILITIES OF SURVIVING CORPORATION

5.01 On the Effective Time, the separate existence of Mediavest shall cease and Mediavest shall be merged with and into the Surviving Corporation in accordance with the provisions of this Agreement. Thereafter, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of Mediavest; and all rights, privileges, powers and franchises of Mediavest, and all property, real, personal and mixed, and all debts due to each of them on whatever account, as well as stock subscriptions and all other things in action or belonging to Mediavest shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of Mediavest, and the title to any real estate, whether by deed or otherwise, vested in Mediavest shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Mediavest shall be preserved unimpaired, and all debts, liabilities and duties shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

5.02 Mediavest agrees that it will execute and deliver (or cause to be executed and delivered) all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of Mediavest and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI
OFFICERS AND DIRECTORS
OF SURVIVING CORPORATION

At the Effective Time, the officers and directors of Mediavest shall become the officers and directors of the Surviving Corporation, and such persons shall hold office in accordance with the Bylaws of the Surviving Corporation or until their respective successors shall have been appointed or elected and qualified.

ARTICLE VII
APPROVAL BY STOCKHOLDERS;
AMENDMENT; EFFECTIVE TIME

7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of the stockholders of Mediavest in accordance with New Jersey law. As promptly as practicable after approval of this Agreement by such stockholders in accordance with applicable law, duly authorized officers of Mandalay and Mediavest shall make and execute a Certificate of Merger or other applicable certificates or documentation effecting this Agreement and shall cause such document or documents to be filed with the Secretaries of State of the States of Delaware and New Jersey, respectively, in accordance with the applicable Delaware and New Jersey law.

7.02 The respective Boards of Directors of Mandalay and Mediavest may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Mediavest shall not (1) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any Mediavest Common Stock or Mediavest Preferred Stock; (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any Mediavest Common Stock or Mediavest Preferred Stock.

ARTICLE VIII
PAYMENT OF FEES AND FRANCHISE TAXES

The Surviving Corporation shall be responsible for the payment of all fees and franchise taxes of Mediavest relating to or required to be paid in connection with the Merger.

ARTICLE IX
TERMINATION OF MERGER

This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after stockholder approval of this Agreement, by the consent of the Board of Directors of Mandalay and the Board of Directors of Mediavest.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

MANDALAY MEDIA, INC.,
a Delaware corporation

By:
Name:
Title:

MEDIAVEST, INC.,
a New Jersey corporation

By:
Name:
Title:

[Signature page to Merger Agreement]

EXHIBIT A
CERTIFICATE OF INCORPORATION

EXHIBIT B

CERTIFICATE OF INCORPORATION

OF

MANDALAY MEDIA, INC.

The undersigned, for the purpose of organizing a corporation under the provisions and subject to the requirements of the Delaware General Corporation Law (the “DGCL”), hereby certifies that:

FIRST: The name of the corporation is Mandalay Media, Inc. (the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is 615 South DuPont Highway, Dover, Delaware 19901, Kent County. The name of its registered agent at such address is National Corporate Research, Ltd.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH:

A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred and One Million (101,000,000), consisting of:

(i) 100,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and

(ii) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

The number of authorized shares of any such class or classes or series may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of the capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Common Stock or the Preferred Stock (or of any series thereof), voting as a separate class, unless a vote of any such holders is specifically required herein pursuant to the terms of any Preferred Stock.

B. Common Stock.

1. General. The voting, dividend and liquidation and other rights of the holders of the Common Stock are expressly made subject to and qualified by the rights of the holders of any series of Preferred Stock.

2. Voting Rights. The holders of record of the Common Stock are entitled to one vote per share on all matters to be voted on by the Corporation's stockholders.

3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of this Certificate of Incorporation, as amended from time to time, and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder.

4. Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of record of the Common Stock will be entitled to receive pro rata all assets of the Corporation available for distribution to its stockholders, subject, however, to the liquidation rights of the holders of Preferred Stock authorized, issued and outstanding hereunder.

C.  Preferred Stock. Authority is hereby expressly granted to the Board of Directors from time to time to designate and issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for the designation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to Preferred Stock of any other series to the extent permitted by law. No vote of the holders of Preferred Stock or the Common Stock shall be a prerequisite to the issuance of any shares of any series of Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

There is hereby created, out of the 1,000,000 shares of Preferred Stock of the Corporation remaining authorized, unissued and undesignated, a series of the Preferred Stock consisting of 100,000 shares, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and restrictions (in addition to any powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations and restrictions, set forth in this Certificate of Incorporation which are applicable to the Preferred Stock):

1. Designation of Amount.

(a) One hundred thousand (100,000) shares of Preferred Stock shall be, and hereby are, designated the "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"), par value $0.0001 per share.

(b) Subject to the requirements of the DGCL and this Certificate of Incorporation, the number of shares of Preferred Stock that are designated as Series A Preferred Stock may be increased or decreased by vote of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of such shares then outstanding plus the number of such shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any other outstanding securities issued by the Corporation that are convertible into or exercisable for Series A Preferred Stock. Any shares of Series A Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall, automatically and without further action, be retired and canceled promptly after the acquisition thereof.

2. Certain Definitions.

Unless the context otherwise requires, the terms defined in this Section 2 shall have, for all purposes of this resolution, the meanings specified (with terms defined in the singular having comparable meanings when used in the plural).

"Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of a person who is an individual, shall include (i) members of such specified person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and (ii) trusts, the trustee and all beneficiaries of which are such specified person or members of such person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, "control," when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

"Conversion Date" shall have the meaning ascribed to such term in Section 6(d).

"Conversion Price" shall mean the Original Purchase Price of each share of Common Stock, subject to adjustment from time to time in accordance with Section 6(c).

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Initial Issue Date" shall mean the date that shares of Series A Preferred Stock are first issued by the Corporation.

"Original Purchase Price" shall mean the per share purchase price for a share of Series A Preferred Stock of $1.00, or such other price set forth in the Purchase Agreement or other subscription agreements pursuant to which Series A Preferred Stock is sold.

"person" shall mean any individual, partnership, company, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

"Purchase Agreement" shall mean the Series A Convertible Preferred Stock Purchase Agreement, dated as of October 12, 2006, by and between the Corporation and the purchaser identified therein.

"Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Series A Preferred Stock" shall have the meaning set forth in Section 1.

"Series A Recapitalization Event" shall mean any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving a change in the capital structure of the Series A Preferred Stock.

"Subsidiary" means, with respect to any person, (a) a company a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person, by a subsidiary of such person, or by such person and one or more subsidiaries of such person, (b) a partnership in which such person or a subsidiary of such person is, at the date of determination, a general partner of such partnership, or (c) any other person (other than a company) in which such person, a subsidiary of such person or such person and one or more subsidiaries of such person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest, (ii) the power to elect or direct the election of the directors or other governing body of such person, or (iii) the power to direct or cause the direction of the affairs or management of such person. For purposes of this definition, a person is deemed to own any capital stock or other ownership interest if such person has the right to acquire such capital stock or other ownership interest, whether through the exercise of any purchase option, conversion privilege or similar right.

3. Voting Rights.

(a) General. Except as otherwise provided by the DGCL and in addition to any voting rights provided by the DGCL or other applicable law, the holders of Series A Preferred Stock shall be entitled to vote (or render written consents) together with the holders of the Common Stock and any other class or series of capital stock of the Corporation entitled to vote together with the holders of the Common Stock as a single class on all matters submitted for a vote of (or written consents in lieu of a vote as permitted by the DGCL, the Certificate of Incorporation and the Bylaws) holders of Common Stock; and shall have such other voting rights as are specified in this Certificate of Incorporation. When voting together with the holders of Common Stock, each share of Series A Preferred Stock shall entitle the holder thereof to cast one vote for each vote that such holder would be entitled to cast had such holder converted its Series A Preferred Stock into shares of Common Stock as of the record date for determining the stockholders of the Corporation eligible to vote on any such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. The holders of Series A Preferred Stock shall be entitled to receive notice of any stockholders' meeting in accordance with the Certificate of Incorporation and Bylaws of the Corporation.

(b) Waivers. Except to the extent otherwise provided in this Certificate of Incorporation or required by the DGCL, the holders of the Series A Preferred Stock may, via affirmative vote or written consent in lieu thereof, waive any rights of the holders of the Series A Preferred Stock set forth in this Certificate of Incorporation.

4. Dividends.

(a) Dividend Amount. If the Board of Directors shall declare a dividend payable upon the then outstanding shares of Common Stock, the holders of the outstanding shares of Series A Preferred Stock shall be entitled to the amount of dividends on the Series A Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by each holder thereof could be converted pursuant to the provisions of Section 6 hereof, such number to be determined as of the record date for determination of holders of Common Stock entitled to receive such dividend or, if no such record date is established, as of the date of such dividend. Such determination of "whole shares" shall be based upon the aggregate number of shares of Series A Preferred Stock held by each holder, and not upon each share of Series A Preferred Stock so held by the holder.

(b) Distributions Other than Cash. Whenever the distributions provided for in this Section 4 shall be payable in property other than cash, the value of such distribution shall be the fair market value thereof as determined in good faith by the Board of Directors. All distributions (including distributions other than cash) made hereunder shall be made pro rata to the holders of Series A Preferred Stock.

(c) Equitable Adjustments. All numbers relating to the calculation of dividends shall be subject to an equitable adjustment in the event of any Series A Recapitalization Event.

5. Liquidation Preference.

(a) Liquidation Preference of Series A Preferred Stock. In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, the holders of Series A Preferred Stock shall be entitled to have set apart for them, or to be paid, out of the assets of the Corporation available for distribution to stockholders (whether such assets are capital, surplus or earnings) after provision for payment of all debts and liabilities of the Corporation in accordance with the DGCL, before any distribution or payment is made with respect to any shares of Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series A Preferred Stock and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated to be senior to, or on a parity with, the Series A Preferred Stock with respect to liquidation preferences, an amount equal to the greater of (i) $10.00 per share of Series A Preferred Stock (which amount shall be subject to an equitable adjustment in the event of any Series A Recapitalization Event) and (ii) such amount as would have been payable on the largest number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by each holder thereof could have been converted immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 6 hereof.

(b) Insufficient Assets. If, upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution among the holders of the Series A Preferred Stock shall be insufficient to permit payment to such holders of the full preferential amount as provided for in Section 5(a) above, then such holders shall share ratably in any distribution of available assets according to the respective amounts which would otherwise be payable with respect to the shares of Series A Preferred Stock held by them upon such liquidating distribution if all amounts payable on or with respect to such shares were paid in full, based upon the aggregate liquidation value payable upon all shares of Series A Preferred Stock then outstanding.

(c) Cash-Out Election.

(i) Each holder of Series A Preferred Stock may elect, by written notice to the Corporation given within 10 days after any such transaction is consummated, to treat any of the following transactions as a dissolution or winding up of the Corporation for the purposes of this Section 5: (1) a consolidation or merger of the Corporation with or into any other corporation or corporations, (2) a sale of all or substantially all of the assets of the Corporation, (3) the issuance and/or sale by the Corporation in a single or integrated transaction of shares of Common Stock (or securities convertible into shares of Common Stock) constituting a majority of the shares of Common Stock outstanding immediately following such issuance (treating all securities convertible into shares of Common Stock as having been fully converted and all options and other rights to acquire shares of Common Stock or securities convertible into shares of Common Stock as having been fully exercised) and (4) any other form of acquisition or business combination where the Corporation is the target of such acquisition and where a change in control occurs such that the person or entity seeking to acquire the Corporation has the power to elect a majority of the Board of Directors as a result of the transaction (each such event an "Acquisition"); provided, however, that each holder of Series A Preferred Stock shall have the right to elect the benefits of the provisions of Section 6(c)(iv) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 5.

(ii) the provisions of this Section 5(c) shall not apply to any reorganization, merger or consolidation involving (1) only a change in the state of incorporation of the Corporation, or (2) a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation that is incorporated in the United State of America.

(d) Distributions Other than Cash. Whenever the distribution provided for in this Section 5 shall be payable in property other than cash, the value of such distribution shall be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation. All distributions (including distributions other than cash) made hereunder shall be made pro rata to the holders of Series A Preferred Stock.

(e) Equitable Adjustments. The amounts to be paid or set aside for payment as provided above in this Section 5 shall be proportionately increased or decreased in inverse relation to the change in the number of outstanding shares resulting from any Series A Recapitalization Event.

6. Conversion Rights.

(a) General. Subject to and upon compliance with the provisions of this Section 6, each holder of shares of Series A Preferred Stock shall be entitled, at its option, at any time, to convert all or any such shares of Series A Preferred Stock into the number of fully paid and nonassessable shares of Common Stock equal to the number obtained by dividing (i) the Original Purchase Price of such Series A Preferred Stock, plus the amount of any accumulated but unpaid dividends as of the Conversion Date by (ii) the Conversion Price in effect at the close of business on the Conversion Date (determined as provided in this Section 6).

(b) Fractions of Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock to be issued shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional share in an amount equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the Conversion Date as determined in good faith by the Board of Directors.

(c) Adjustments to Conversion Price. The Conversion Price shall also be subject to adjustment from time to time as follows:

(i) Upon Stock Dividends, Subdivisions or Splits. If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of Series A Preferred Stock shall be increased in proportion to such increase in outstanding shares.

(ii) Upon Combinations. If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

(iii) Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination or shares of stock dividend provided for elsewhere in this Section 6(c), or the sale of all or substantially all of the Corporation's properties and assets to any other person), then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted, as the case may be, immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(iv) Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section 6) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of such reorganization, merger, or consolidation or sale, provision shall be made so that holders of Series A Preferred Stock, as the case may be, shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its shares of Series A Preferred Stock immediately prior to such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6(c) with respect to the rights of the holders of the Series A Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 6(c), including adjustment of the Conversion Price then in effect for the Series A Preferred Stock and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

(v) Deferral in Certain Circumstances. In any case in which the provisions of this Section 6(c) shall require that an adjustment shall become effective immediately after a record date of an event, the Corporation may defer until the occurrence of such event (1) issuing to the holder of any Series A Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 6(b) above; provided, however, that the Corporation shall deliver to such holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares and such cash.

(d) Exercise of Conversion Privilege. In order to exercise the conversion privilege, the holder of any share of Series A Preferred Stock shall surrender the certificate evidencing such share of Series A Preferred Stock, duly endorsed or assigned to the Corporation in blank, at any office or agency of the Corporation maintained for such purpose, accompanied by written notice to the Corporation at such office or agency that the holder elects to convert such Series A Preferred Stock or, if less than the entire amount thereof is to be converted, the portion thereof to be converted. Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the date (the "Conversion Date") of surrender of such shares of Series A Preferred Stock for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such shares of Series A Preferred Stock as a holder shall cease, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the Conversion Date, the Corporation shall issue and shall deliver at any office or agency of the Corporation maintained for the surrender of Series A Preferred Stock a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 6(b). In the case of any certificate evidencing shares of Series A Preferred Stock that is converted in part only, upon such conversion the Corporation shall also execute and deliver a new certificate evidencing the number of shares of Series A Preferred Stock that are not converted.

(e) Notice of Adjustment of Conversion Price. Whenever the provisions of Section 6(c) require that the Conversion Price be adjusted as herein provided, the Corporation shall compute the adjusted Conversion Price in accordance with Section 6(c) and shall prepare a certificate signed by the Corporation's chief executive officer or chief financial officer setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose for conversion of shares of Series A Preferred Stock and mailed by the Corporation at its expense to all holders of Series A Preferred Stock at their last addresses as they shall appear in the stock register.

(f) Corporation to Reserve Common Stock. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the Common Stock held in treasury, for the purpose of effecting the conversion of Series A Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series A Preferred Stock. Before taking any action that would cause an adjustment reducing the conversion price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action that, in the opinion of its counsel, is necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted conversion price.

(g) Taxes on Conversions. The Corporation will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of the share(s) of Series A Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

FIFTH: The name and mailing address of the sole incorporator of the Corporation is Nyisha Shakur, c/o Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, New York 10017.

SIXTH: The Corporation is to have perpetual existence.

SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition and not in limitation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, conferred by the State of Delaware, it is further provided that:

A. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

B. After the original or other Bylaws of the Corporation have been adopted, amended or repealed, as the case may be, in accordance with the provisions of Section 109 of the DGCL, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation.

C. The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

EIGHTH: The Corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented from time to time, indemnify and advance expenses to, (i) its directors and officers, and (ii) any person who at the request of the Corporation is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section as amended or supplemented (or any successor), provided, however, that except with respect to proceedings to enforce rights to indemnification, the Bylaws of the Corporation may provide that the Corporation shall indemnify any director, officer or such person in connection with a proceeding (or part thereof) initiated by such director, officer or such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The Corporation, by action of its Board of Directors, may provide indemnification or advance expenses to employees and agents of the Corporation or other persons only on such terms and conditions and to the extent determined by the Board of Directors in its sole and absolute discretion. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

NINTH: No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate or limit the liability of the director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term “damages” shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, reasonable counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article NINTH is in effect shall be deemed to be doing so in reliance on the provisions of this Article NINTH, and neither the amendment or repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH, shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article NINTH are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

TENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TENTH.

IN WITNESS WHEREOF, I have made, signed, and sealed this Certificate of Incorporation as of September 14, 2007.

/s/ Nyisha Shakur
Nyisha Shakur, Sole Incorporator

EXHIBIT C

MANDALAY MEDIA, INC.

Incorporated under the laws
of the State of Delaware

BYLAWS

Adopted as of September 14, 2007

BYLAWS
OF
MANDALAY MEDIA, INC.

ARTICLE I

OFFICES

1.1 Registered Office.

The initial registered office of Mandalay Media, Inc. (the “Corporation”) in the State of Delaware shall be at 615 South Dupont Highway, Kent County, Dover, DE 19901, and the registered agent in charge thereof shall be National Corporate Research, Ltd.

1.2 Other Offices.

The Corporation may also have an office or offices at any other place or places within or outside the State of Delaware.

ARTICLE II

MEETING OF STOCKHOLDERS

2.1 Annual Meetings.

The annual meeting of stockholders of the Corporation (the “Stockholders”) for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the board of directors of the Corporation (the “Board”) and designated in the notice or waiver of notice thereof, except that no annual meeting need be held if all actions, including the election of directors, required by the Delaware General Corporation Law (the “DGCL”) to be taken at the annual meeting of Stockholders are taken by written consent in lieu of meeting pursuant to Section 2.11 of this Article II.

2.2 Special Meetings.

A special meeting of Stockholders for any purpose or purposes may be called by the Board, the chairman of the board (the “Chairman”), the chief executive officer of the Corporation (the “CEO”), the president of the Corporation (the “President”) or the record holders of at least a majority of the issued and outstanding shares of Common Stock of the Corporation (the “Common Stock”), to be held at such place, date and hour as shall be designated in the notice or waiver of notice thereof.

2.3 Notice of Meetings.

Except as otherwise required by statute, the Corporation’s Certificate of Incorporation (the “Certificate”) or these bylaws of the Corporation (the “Bylaws”), notice of each annual or special meeting of the Stockholders shall be given to each Stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held, by delivering written notice thereof to him personally, or by mailing a copy of such notice, postage prepaid, directly to him at his address as it appears in the records of the Corporation, or by transmitting such notice thereof to him at such address by telegraph, cable or other telephonic transmission. Every such notice shall state the place, the date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of Stockholders shall not be required to be given to any Stockholder who shall attend such meeting in person or by proxy, or who shall, in person or by his attorney thereunto authorized, waive such notice in writing, either before or after such meeting. Except as otherwise provided in these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the Stockholders need be specified in any such notice or waiver of notice. Notice of any adjourned meeting of Stockholders shall not be required to be given, except when expressly required by law.

2.4 Quorum.

At each meeting of Stockholders, except where otherwise provided by the Certificate or these Bylaws, the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority in interest of the Stockholders present in person or represented by proxy and entitled to vote, or, in the absence of all the Stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until Stockholders holding the requisite amount of stock to constitute a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

2.5 Place of Meetings.

Annual meetings or special meetings of Stockholders may be held at any place within or without the State of Delaware as may be selected from time to time by the Board, Chairman, CEO or President.

2.6 Organization.

Unless otherwise determined by the Board, at each meeting of the Stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

(a) the Chairman;

(b) the CEO;

(c) the President;

(d) any director, officer or Stockholder of the Corporation designated by the Board to act as chairman of such meeting and to preside thereat if the Chairman, CEO or President shall be absent from such meeting; or

(e) a Stockholder of record who shall be chosen chairman of such meeting by a majority in voting interest of the Stockholders present in person or by proxy and entitled to vote thereat.

The secretary of the Corporation (the “Secretary”) or, if he shall be presiding over such meeting in accordance with the provisions of this Section 2.6 or if he shall be absent from such meeting, the person (who shall be an Assistant Secretary of the Corporation, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

2.7 Order of Business.

The order of business at each meeting of the Stockholders shall be determined by the chairman of such meeting, but such order of business may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat.

2.8 Voting.

Except as otherwise provided by law, the Certificate or these Bylaws, at each meeting of Stockholders, each Stockholder shall be entitled to one vote in person or by proxy for each share of Common Stock held by him and registered in his name on the books of the Corporation on the date fixed pursuant to Section 6.7 of Article VI of the Bylaws as the record date for the determination of Stockholders entitled to vote at such meeting. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. A person whose stock is pledged shall be entitled to vote, unless, in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such stock and vote thereon. If shares or other securities having voting power stand in the record of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary shall be given written notice to the contrary and furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

(a) if only one votes, his act binds all;

(b) if more than one votes, the act of the majority so voting binds all; and

(c) if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by law.

If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section 2.8 shall be a majority or even-split in interest. The Corporation shall not vote directly or indirectly any share of its own capital stock. Any vote of stock may be given by the Stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such Stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period. At all meetings of the Stockholders, all matters (except where other provision is made by law, the Certificate or these Bylaws) shall be decided by the vote of a majority in interest of the Stockholders present in person or by proxy at such meeting and entitled to vote thereon, a quorum being present. Unless demanded by a Stockholder present in person or by proxy at any meeting and entitled to vote thereon, the vote on any question need not be by ballot. Upon a demand by any such Stockholder for a vote by ballot upon any question, such vote by ballot shall be taken. On a vote by ballot, each ballot shall be signed by the Stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

2.9 Inspection.

The chairman of the meeting may at any time appoint one or more inspectors to serve at any meeting of the Stockholders. Any inspector may be removed, and a new inspector or inspectors appointed, by the Board at any time. Such inspectors shall decide upon the qualifications of voters, accept and count votes, declare the results of such vote, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other matter in which he may be directly interested. Before acting as herein provided, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

2.10 List of Stockholders.

It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the Stockholders, a complete list of the Stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least 10 days prior to such meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present.

2.11 Stockholders' Consent in Lieu of Meeting.

Any action required by the DGCL to be taken at any annual or special meeting of the Stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such Stockholders, may be taken without a meeting, without prior notice and without a vote, by a consent in writing, as permitted by the DGCL.

2.12 Action by Means of Conference Telephone or Similar Communications Equipment.

Any one or more of the Stockholders may participate in a meeting of the Stockholders by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

ARTICLE III

BOARD OF DIRECTORS

3.1 General Powers.

The business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate directed or required to be exercised or done by the Stockholders.

3.2 Number and Term of Office.

The number of directors shall be fixed from time to time by the Board. Directors need not be Stockholders. Each director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided.

3.3 Election of Directors.

At each meeting of Stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the Stockholders present in person or by proxy and entitled to vote thereon shall be the directors; provided, however, that for purposes of such vote no Stockholder shall be allowed to cumulate his votes. Unless an election by ballot shall be demanded as provided in Section 2.8 of Article II, election of directors may be conducted in any manner approved at such meeting.

3.4 Resignation, Removal and Vacancies.

Any director may resign at any time by giving written notice to the Board, Chairman, CEO, President or Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Any director or the entire Board may be removed, with or without cause, at any time, by vote of the holders of a majority of the shares then entitled to vote at an election of directors or by written consent of the Stockholders pursuant to Section 2.11 of Article II.

Vacancies occurring on the Board for any reason may be filled by vote of the Stockholders or by a Stockholders' written consent pursuant to Section 2.11 of Article II, or by vote of the Board or by a directors' written consent pursuant to Section 3.6 of this Article III. If the number of directors then in office is less than a quorum, such vacancies may be filled by a vote of a majority of the directors then in office.

3.5 Meetings.

(a) Annual Meetings. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 3.6 of this Article III.

(b) Other Meetings. Other meetings of the Board shall be held at such times and at such places as the Board, Chairman, CEO, President or any director shall from time to time determine.

(c) Notice of Meetings. Notice shall be given to each director of each meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the date on which such meeting is to be held, or shall be sent to him at such place by telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend such meeting. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

(d) Place of Meetings. The Board may hold its meetings at such place or places within or outside the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

(e) Quorum and Manner of Acting. A majority of the total number of directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law or these Bylaws. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

(f) Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

(i) the Chairman;

(ii) the CEO (if a director);

(iii) the President (if a director); or

(iv) any director designated by a majority of the directors present.

The Secretary or, in the case of his absence, an Assistant Secretary, if an Assistant Secretary has been appointed and is present, or any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

3.6 Directors' Consent in Lieu of Meeting.

Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors then in office and such consent is filed with the minutes of the proceedings of the Board.

3.7 Action by Means of Conference Telephone or Similar Communications Equipment.

Any one or more members of the Board may participate in a meeting of the Board by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.8 Committees.

The Board may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board, and each such committee to consist of one or more directors of the Corporation, which to the extent provided in said resolution or resolutions shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

ARTICLE IV
OFFICERS

4.1 Executive Officers.

The principal officers of the Corporation shall be, if appointed, a Chairman, CEO, President, Secretary and Treasurer, and such other officers as the Board may appoint pursuant to Section 4.3 of this Article IV. Any two or more offices may be held by the same person.

4.2 Authority and Duties.

All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or, to the extent so provided, by the Board.

4.3 Other Officers.

The Corporation may have such other officers, agents and employees as the Board may deem necessary, including one or more Vice Presidents, Assistant Secretaries or Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board, Chairman, CEO, President and Secretary may from time to time determine. The Board may delegate to any principal officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.

4.4 Term of Office, Resignation and Removal.

All officers shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board. Each officer shall hold office until his successor has been elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any officer to give security for the faithful performance of his duties.

Any officer may resign at any time by giving written notice to the Board, Chairman, CEO, President or Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, at the time it is accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board or by the Stockholders with or without cause.

4.5 Vacancies.

If the office of Chairman, CEO, President or Secretary becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board may fill such vacancy. Any officer so appointed or elected by the Board shall serve only until such time as the unexpired term of his predecessor shall have expired, unless reelected or reappointed by the Board.

4.6 The Chairman.

The Chairman shall give counsel and advice to the Board and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the conduct of its business and shall perform such other duties as the Board may from time to time determine. Unless otherwise determined by the Board, he shall preside at meetings of the Board and of the Stockholders at which he is present.

4.7 The Chief Executive Officer.

The CEO shall have general and active management and control of the business and affairs of the Corporation subject to the control of the Board and shall see that all orders and resolutions of the Board are carried into effect. The CEO shall from time to time make such reports of the affairs of the Corporation as the Board of Directors may require and shall perform such other duties as the Board may from time to time determine.

4.8 The President.

Subject to the control of the Board and the CEO, the President shall in general supervise and control the business and affairs of the Corporation.

4.9 The Secretary.

The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the Stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. He may give, or cause to be given, notice of all meetings of the Stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board, Chairman, CEO or President, under whose supervision he shall act. He shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or, if appointed, an Assistant Secretary or an Assistant Treasurer. He shall keep in safe custody the certificate books and Stockholder records and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, Chairman, CEO or the President.

4.10 The Treasurer.

The Treasurer shall have the care and custody of the corporate funds and other valuable effects, including securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, shall render to the Chairman, CEO, President and directors, at the regular meetings of the Board or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation and shall perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, Chairman, CEO or the President.

ARTICLE V
CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

5.1 Execution of Documents.

The Board shall designate, by either specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Unless so designated or expressly authorized by these Bylaws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or amount.

5.2 Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Treasurer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

5.3 Proxies with Respect to Stock or Other Securities of Other Corporations.

The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent with respect to such stock or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its powers and rights.

ARTICLE VI

SHARES AND THEIR TRANSFER; FIXING RECORD DATE

6.1 Certificates for Shares.

Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number and class of shares owned by him in the Corporation, which shall be in such form as shall be prescribed by the Board. Certificates shall be numbered and issued in consecutive order and shall be signed by, or in the name of, the Corporation by the Chairman, CEO, President or any Vice President, and by the Treasurer (or an Assistant Treasurer, if appointed) or the Secretary (or an Assistant Secretary, if appointed). In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate had not ceased to be such officer or officers of the Corporation.

6.2 Record.

A record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the shares represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes regarding the Corporation.

6.3 Transfer and Registration of Stock.

The transfer of stock and certificates which represent the stock of the Corporation shall be governed by Article 8 of Subtitle 1 of Title 6 of the Delaware Code (the Uniform Commercial Code), as amended from time to time.

Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation upon request of the registered holder thereof, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and upon the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

6.4 Addresses of Stockholders.

Each Stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him, and, if any Stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his post-office address, if any, as the same appears on the share record books of the Corporation or at his last known post-office address.

6.5 Lost, Destroyed and Mutilated Certificates.

The holder of any shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to him a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

6.6 Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for stock of the Corporation.

6.7 Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of Stockholders of record entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the Stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall be not more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the DGCL, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the Stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

ARTICLE VII
INDEMNIFICATION AND INSURANCE

7.1 Indemnification.

(a) As provided in the Certificate, to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its Stockholders for breach of fiduciary duty as a director.

(b) Without limitation of any right conferred by paragraph (a) of this Section 7.1, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer or employee and shall inure to the benefit of the indemnitee's heirs, testators, intestates, executors and administrators; provided, however, that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to a criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided further, however, that no indemnification shall be made in the case of an action, suit or proceeding by or in the right of the Corporation in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director, officer, employee or agent is liable to the Corporation, unless a court having jurisdiction shall determine that, despite such adjudication, such person is fairly and reasonably entitled to indemnification; provided further, however, that, except as provided in Section 7.1(c) of this Article VII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) initiated by such indemnitee was authorized by the Board. The right to indemnification conferred in this Article VII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

(c) If a claim under Section 7.1(b) of this Article VII is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the DGCL. Neither the failure of the Corporation (including the Board, independent legal counsel, or the Stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including the Board, independent legal counsel or the Stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

(d) The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate, agreement, vote of Stockholders or disinterested directors or otherwise.

7.2 Insurance.

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or any person who is or was serving at the request of the Corporation as a director, officer, employer or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

ARTICLE VIII

8.1 Seal.

The Board may provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of incorporation of the Corporation and the words and figures "Corporate Seal - Delaware.”

8.2 Fiscal Year.

The fiscal year of the Corporation shall be the calendar year unless otherwise determined by the Board.

8.3 Amendment.

Any bylaw (including these Bylaws) may be adopted, amended or repealed by the vote of the holders of a majority of the shares then entitled to vote or by the Stockholders' written consent pursuant to Section 2.11 of Article II, or by the vote of the Board or by the directors' written consent pursuant to Section 3.6 of Article III.

* * * * *

EXHIBIT D
NEW JERSEY BUSINESS CORPORATION ACT SECTIONS 14A:11 -14A:13

§ 14A:11-1. Right of shareholders to dissent

(1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

(a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

(i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares

(A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

(B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

(ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4);

(iii) a shareholder of a corporation shall not have the right to dissent from a plan of merger, if the merger did not require, for its approval, the vote of the shareholders as provided in subsection (6) of N.J.S. 14A:10-3; or

(b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S. 14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent

(i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

(ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

(A) cash; or

(B) shares, obligations or other securities which, upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or

(C) cash and such securities; or

(iii) from a sale pursuant to an order of a court having jurisdiction.

(2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.

(3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

(4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

§ 14A:11-2. Notice of dissent; demand for payment; endorsement of certificates

(1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

(2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.

(3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

(4) Whenever a corporation is to be merged pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

(5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

(6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

(7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

§ 14A:11-3. "Dissenting shareholder" defined; date for determination of fair value

(1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."

(2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

(3) "Fair value" as used in this Chapter shall be determined

(a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

(b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

(c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a).

In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.

EXHIBIT E

MEDIAVEST, INC.

2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Mediavest, Inc. 2007 Employee, Director and Consultant Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.0001 par value per share.

Company means Mediavest, Inc., a New Jersey corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.
Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Mediavest, Inc. 2007 Employee, Director and Consultant Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be three million (3,000,000) shares, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any future stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights;

c.
Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 500,000 Shares be granted to any Participant in any fiscal year;

d.	Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

e.
Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent;

f.
Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

g.
Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

a.
Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

i.
Option Price: Each Option Agreement shall state the option price (per  share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market  Value per share of Common Stock unless the terms of such Option  complies with the requirements of Section 409A of the Code or is granted  to a consultant to whom Section 409A does not apply.

.
ii.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

iii.
Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

iv.
Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

b.
ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

i.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) thereunder.

ii.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

iii.	Term of Option: For Participants who own:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

iv.
Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)
Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the New Jersey Business Corporation Act on the date of the grant of the Stock Grant;

(b)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)
Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the “Requirements”), to the extent applicable, and be operated in accordance with such Requirements so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of any Option including, but not limited to, pursuant to Section 409A of the Code.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above; or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.
A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.
Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.
The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.
Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

e.
A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided however that for ISOs any leave of absence granted by the Administrator of greater than ninety days unless pursuant to a contract or statute that guarantees the right to reemployment shall cause such ISO to become a Non-Qualified Option.

f.
Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

b.
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i) To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

(ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

b.
A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

c.
The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

a.	In the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)  To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

b.
If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated for Cause:

a.
All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

b.
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the Company’s right to repurchase all of such Participant’s Shares shall apply.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.
The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.
At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

a. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

b. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or (iii) terminate such Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate such Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company forfeiture or repurchase rights with respect to outstanding Stock Grants.

c. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance of the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

d. Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs a, b or c above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect if any, of a Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

e. Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph a, b or c above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6b(iv).

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on September 27, 2017, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of New Jersey.